Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Commitments And Contingencies [Abstract]
Commitments And Contingencies

11. Commitments and Contingencies

Litigation

On August 6, 2004, James E. Strong filed a purported class action lawsuit in the State Court of Cobb County, Georgia against Georgia Cash America, Inc., Cash America International, Inc. (together with Georgia Cash America, Inc., “Cash America”), Daniel R. Feehan, and several unnamed officers, directors, owners and “stakeholders” of Cash America. In August 2006, James H. Greene and Mennie Johnson were permitted to join the lawsuit as named plaintiffs, and in June 2009, the court agreed to the removal of James E. Strong as a named plaintiff. The lawsuit alleges many different causes of action, among the most significant of which is that Cash America made illegal short-term loans in Georgia in violation of Georgia's usury law, the Georgia Industrial Loan Act and Georgia's Racketeer Influenced and Corrupt Organizations Act (“RICO”). First National Bank of Brookings, South Dakota (“FNB”) and Community State Bank of Milbank, South Dakota (“CSB”) for some time made loans to Georgia residents through Cash America's Georgia operating locations. The complaint in this lawsuit claims that Cash America was the true lender with respect to the loans made to Georgia borrowers and that FNB and CSB's involvement in the process is “a mere subterfuge.” Based on this claim, the suit alleges that Cash America was the “de facto” lender and was illegally operating in Georgia. The complaint seeks unspecified compensatory damages, attorney's fees, punitive damages and the trebling of any compensatory damages. In November 2009 the case was certified as a class action lawsuit.

This case was scheduled to go to trial in November 2013, but on October 9, 2013, the parties agreed to a memorandum of understanding (the “Settlement Memorandum”). Pursuant to the Settlement Memorandum, the parties filed a joint motion containing the full terms of the settlement (the “Settlement Agreement”) to the trial court for approval on October 24, 2013. The Settlement Agreement requires a minimum payment by the Company of $18.0 million and a maximum payment of $36.0 million, to cover class claims (including honorarium payments to the named plaintiffs) and the plaintiffs' attorneys' fees and costs (including the costs of claims administration) (the “Class Claims and Costs”), all of which will count towards the aggregate payment for purposes of determining whether the minimum payment has been made or the maximum payment has been reached. The actual payout will depend on the number of claimants who submit claims for payment. If the Company does not pay at least $18.0 million towards the Class Claims and Costs, the Settlement Agreement requires the Company to pay, into a cy pres (non-profit) fund approved by the court, an amount equal to $18.0 million less the aggregate amount the Company pays towards the Class Claims and Costs. In accordance with ASC 855-10-55―Subsequent Events and ASC-20-50, Contingencies, the Company recognized a liability during the third quarter of 2013 in the amount of $18.0 million, which it deems the most probable payment amount. The Company denies all of the material allegations of the lawsuit and denies any and all liability or wrongdoing in connection with the conduct described in the lawsuit. If the Settlement Agreement is not approved by the court, the Company cannot predict the outcome of this litigation.

The Company is also a defendant in certain routine litigation matters encountered in the ordinary course of its business. Certain of these matters are covered to an extent by insurance. In the opinion of management, the resolution of these matters is not expected to have a material adverse effect on the Company's financial position, results of operations or liquidity.

Consumer Financial Protection Bureau

The Company has been advised by the Enforcement Division of the Consumer Financial Protection Bureau (the “CFPB”) that it is contemplating an enforcement action against the Company related to the improper preparation of certain court documents in connection with collections lawsuits initiated by the Company in Ohio, which were previously disclosed by the Company and for which it implemented a voluntarily reimbursement program for affected customers at an originally estimated cost to the Company of approximately $13.4 million before taxes, and a limited number of other issues that arose during the CFPB's 2012 examination. The Company has fully cooperated with the CFPB and continues to do so. Currently, the Company is seeking to negotiate a settlement to resolve all pending issues.  The Company anticipates that a settlement will require, among other things, the payment of a civil money penalty and the enhancement of various procedures and controls.  There is no certainty that a settlement will be successfully negotiated, or that the consequences of a settlement or an unsettled action will not have a material adverse impact on the Company's business, results of operations or financial position. Based upon the Company's assessment of the matter in accordance with ASC 450-20-20, Contingencies―Loss Contingencies―Glossary as of the date of filing this report on Form 10-Q, the Company currently expects that the CFPB enforcement action, including any monetary penalties or changes to its business that result from such enforcement action, will not have a material adverse impact on its business, results of operations or financial position.

15. Commitments and Contingencies

Leases

The Company leases certain of its facilities under operating leases with terms ranging from one to 23 years and certain rights to extend for additional periods. Future minimum rentals due under non-cancelable leases are as follows for each of the years ending December 31 (dollars in thousands):

Year	Amount
2013	$52,531
2014	43,774
2015	33,584
2016	26,332
2017	16,913
Thereafter	34,288
Total	$207,422

Rent expense was $55.4 million, $52.2 million and $46.6 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Guarantees

The Company guarantees consumer loan payment obligations to unrelated third-party lenders through its CSO program and is required to purchase the loan in the event that a customer defaults on the loan. The guarantee represents an obligation to purchase specific loans that go into default. Short-term loans that are guaranteed generally have terms of less than 90 days. Secured auto equity loans that are guaranteed generally have terms up to 42 months. As of December 31, 2012 and 2011, the amount of consumer loans guaranteed by the Company was $64.7 million and $59.4 million, respectively, representing amounts due under consumer loans originated by third-party lenders under the CSO programs. The estimated fair value of the liability related to these guarantees of $3.5 million and $3.1 million as of December 31, 2012 and 2011, respectively, is included in “Accounts payable and accrued expenses” in the accompanying consolidated balance sheets.

Litigation

On August 6, 2004, James E. Strong filed a purported class action lawsuit in the State Court of Cobb County, Georgia against Georgia Cash America, Inc., Cash America International, Inc. (together with Georgia Cash America, Inc., “Cash America”), Daniel R. Feehan, and several unnamed officers, directors, owners and “stakeholders” of Cash America. The lawsuit alleges many different causes of action, among the most significant of which is that Cash America made illegal short-term loans in Georgia in violation of Georgia's usury law, the Georgia Industrial Loan Act and Georgia's Racketeer Influenced and Corrupt Organizations Act (“RICO”). First National Bank of Brookings, South Dakota (“FNB”) and Community State Bank of Milbank, South Dakota (“CSB”) for some time made loans to Georgia residents through Cash America's Georgia operating locations. The complaint in this lawsuit claims that Cash America was the true lender with respect to the loans made to Georgia borrowers and that FNB and CSB's involvement in the process is “a mere subterfuge.” Based on this claim, the suit alleges that Cash America was the “de facto” lender and was illegally operating in Georgia. The complaint seeks unspecified compensatory damages, attorney's fees, punitive damages and the trebling of any compensatory damages. In November 2009 the case was certified as a class action lawsuit. In August 2011, Cash America filed a motion for summary judgment, and in October 2011, the plaintiffs filed a cross-motion for partial summary judgment. Hearings on the motions were held in October and November 2011, and the trial court entered an order granting summary judgment in favor of Cash America on one of the plaintiff's claims, denying the remainder of Cash America's motion and granting the plaintiff's cross-motion for partial summary judgment. Cash America filed a notice of appeal with the Georgia Court of Appeals in December 2011 on the grant of plaintiff's partial summary judgment, and on November 6, 2012, the Georgia Court of Appeals reversed the trial court's grant of partial summary judgment to plaintiffs and affirmed the trial court's denial of Cash America's motion for summary judgment. Cash America filed a Petition for Certiorari with the Supreme Court of Georgia to appeal the decision of the Georgia Court of Appeals regarding Cash America's motion for summary judgment on November 26, 2012, which was denied on February 18, 2013. The Company is currently unable to estimate a range of reasonably possible losses, as defined by ASC 450-20-20, Contingencies—Loss Contingencies—Glossary, for this litigation. Cash America believes that the Plaintiffs' claims in this suit are without merit and is vigorously defending this lawsuit.

The Company is also a defendant in certain routine litigation matters encountered in the ordinary course of its business. Certain of these matters are covered to an extent by insurance. In the opinion of management, the resolution of these matters is not expected to have a material adverse effect on the Company's financial position, results of operations or liquidity.

Voluntary Reimbursements to Ohio Customers

On December 4, 2012, the Company announced a voluntary program to fully reimburse approximately 14,000 Ohio customers for all funds collected, plus interest accrued from the date collected, in connection with legal collections proceedings initiated by the Company in Ohio from January 1, 2008 through December 4, 2012 (the “Ohio Reimbursements”). In 2012, the Company determined that a small number of employees did not prepare certain court documents in many of its Ohio legal collections proceedings in accordance with court rules. In connection with the reimbursement program, for all trial court collections proceedings filed by the Company in Ohio from January 1, 2008 through December 4, 2012, with the exception of one appellate matter, the Company is in the process of filing dismissals, terminating all existing post-judgment collections activities, and requesting to vacate each judgment entered and/or notifying credit reporting bureaus of the vacated judgments, as necessary, for each case.

The Company estimates the cost of the reimbursement program and related expenses will be approximately $13.4 million before taxes and has recorded this amount in “Accounts payable and accrued expenses” in the consolidated balance sheets and in “Operations and administration expense” in the consolidated statements of income for the year ended December 31, 2012.